Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Municipal High Income Fund Inc.
(Name of Registrant as Specified in its Charter)

Mike Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
 [   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:


	(2) Form, schedule or registration statement no.:


	(3) Filing party:


	(4) Date filed:



1 Set forth the amount on which the filing fee is calculated and state how it was determined.





                         MUNICIPAL HIGH INCOME FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           -------------------------

                         TO BE HELD ON FEBRUARY 12, 1997

                           -------------------------


To the Shareholders of Municipal High Income Fund Inc.:

     The Annual Meeting of Shareholders of Municipal High Income Fund Inc. (the "Fund") will be held at the Fund's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York at 9:00 a.m. on February 12, 1997 for the following purposes:

     1.   To elect two Class I Directors to the Board of Directors;

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the fiscal year ending October 31, 1997;

     3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     The close of business on December 18, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.


                                       By Order of the Board of Directors


                                       Christina T. Sydor
                                       Secretary

January 6, 1997

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
------------                                        ---------------

Corporate Accounts
(1) ABC Corp..................................    ABC Corp.
(2) ABC Corp..................................    John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer..................    John Doe
(4) ABC Corp. Profit Sharing Plan.............    John Doe, Trustee

Trust Accounts
(1) ABC Trust.................................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78..........................    Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA...........    John B. Smith
(2) Estate of John B. Smith...................    John B. Smith, Executor

                         MUNICIPAL HIGH INCOME FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013


                           -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                FEBRUARY 12, 1997

                           -------------------------


                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Municipal High Income Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's executive offices at 388 Greenwich Street, 22nd floor, New York, New York 10013, on February 12, 1997, and at any adjournments thereof, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney") , an affiliate of the Fund's adviser; and/or First Data Investors Services Group, Inc., a subsidiary of First Data Corporation ("First Data"), the Fund's transfer agent may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and the Fund's adviser, Smith Barney Mutual Funds Management Inc. ("SBMFM") are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 1996 has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about January 8, 1997. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 800-224-7523.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in-person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Fund has fixed the close of business on December 18, 1996 as the record date (the "Record Date") for the determination of shareholders of the Fund to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on, December 18, 1996 the Fund had outstanding 19,659,883.209 shares of common stock, par value $.001 per share, the only authorized class of stock, of which 17,019,791 were held in accounts but not beneficially owned by CEDE & Co., C/O Depository Trust Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on December 18, 1996, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934) to the knowledge of the Board of Directors or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

     As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not "interested persons" of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

     In order that a shareholder's shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on February 12, 1997.

                                   PROPOSAL 1:
                     TO ELECT TWO (2) DIRECTORS OF THE FUND

     The Board of Directors of the Fund is divided into three classes. The Directors serving in Class I have terms expiring at the Annual Meeting; each Class I Director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the Annual Meeting in 2000) or until their successors have been duly elected and qualified.

     Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Certain information concerning the nominees is set forth below. All the individuals listed are currently directors of the Fund. Any Director considered an "interested person" as defined in the 1940 Act is indicated by an asterisk (*).

                                                                Number of the
                                                                Fund's Common
Name, Age, Principal Occupation and            Served as      Stock Beneficially
Other Business Experience During the           a Director        Owned As Of
Past Five Years                                   Since       December 18, 1996
------------------------------------           ----------     ------------------
Persons Nominated for Election as
Directors

Allan J. Bloostein, age 67 (I)+                    1992               514
Consultant; formerly Vice Chairman of the                      (less than 1%)
Board of May Department Stores Company;
Director of Crystals Brands, Inc., Melville
Corp., R.G. Barry Corp. and Hechinger Co.

Martin Brody, age 75 (I)+                          1988               108
Vice Chairman of the Board of Directors                        (less than 1%)
of Restaurant Associates Corp., Director of
Jaclyn, Inc., an apparel manufacturer

Directors Continuing in Office

Charles Barber, age 79 (III)+                      1989             1,782
Consultant; formerly Chairman of the Board,                    (less than 1%)
ASARCO Incorporated

                                                               Number of the
                                                              Fund's Common
Name, Age, Principal Occupation and            Served as      Stock Beneficially
Other Business Experience During the           a Director        Owned As Of
Past Five Years                                        Since December 18, 1996
------------------------------------           ----------     ------------------
Dwight B. Crane, age 59 (III)+                     1988               600
Professor, Graduate School of Business                         (less than 1%)
Administration, Harvard University

William R. Hutchinson, age 54 (III)+               1995              None
Vice President Financial Operations AMOCO
Corporation, Director of Associated Bank since 1981. Director of Associated Banc-Corp since 1994

Heath B. McLendon,* age 63 (II)+                   1988            11,710(a)
Managing Director of Smith Barney Inc.,                        (less than 1%)
Chairman of Smith Barney Strategy Advisers
Inc. and President SBMFM; prior to July
1993, Senior Executive Vice President of
Shearson Lehman Brothers Inc., Vice Chairman of Asset Management Division of
Shearson Lehman Brothers Inc., Director
of PanAgora Asset Management, Inc. and
PanAgora Asset Management Limited

Robert A. Frankel, age 69 (II) +                   1994               217
Managing Partner of Robert A. Frankel Managing                 (less than 1%)
Consultants. Formerly Corporate Vice
President of The Readers Digest Association
Inc.

+ Number (I,II,III) indicates whether the director is in Class I, II or III. Class I directors will be elected to serve for three-year terms as of the Meeting. Class II directors will continue to serve until the 1998 annual meeting. Class III directors will continue to serve until the 1999 annual meeting.
* Interested person of the Fund as defined in the 1940 Act.
# For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"). This information as to beneficial ownership is based upon information furnished to the Fund by the Directors.
(a)Represents shares owned by members of this director's family.

     Section 16(a) of the Exchange Act requires the Fund's officers and directors and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, except for a late filing of a Statement of Changes in Beneficial Ownership for Travelers Group Inc., the Fund believes that during its fiscal year ended October 31, 1996, all filing requirements applicable to such persons were complied with.

     The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of directors who are not interested persons of the Fund (the

"independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing the accounting matters with the auditors.

     During the Fund's last fiscal year four in-person meetings of the Board of Directors of the Fund were held, all of which were regular meetings. No director attended less than 75% of these meetings of the Board that were held in the last fiscal year.

     Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including all out-of-pocket expenses) of $43,000 were paid to such directors by the Fund during the fiscal year ended on October 31, 1996. Fees for independent directors are set at $5,000 per annum plus $500 per Board meeting attended and $100 per telephone conference call. Officers of the Fund are compensated by Smith Barney.

     The following table shows the compensation paid by the Fund to each director, during the Fund's last fiscal year.

                                                               Number of Funds
                                             Total             for which
                       Total                Compensation       Director Serves
                        Compensation         from Fund          Within Fund
Name of Person           from Fund           Complex             Complex
---------------------   ------------       ------------       ---------------
Charles Barber             $7,000*           $ 38,700                6
Martin Brody                6,500             115,850               19
Dwight Crane                7,000             134,200               22
Allan Bloostein             7,000              82,850                8
Robert Frankel              7,000              65,900                8
William R. Hutchinson       7,000              38,600                6
Heath B. McLendon              --                  --               42


* Mr. Barber's total compensation from the Fund, of which $7,000 is deferred.

     The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                                      Principal Occupations and
                                  Position           other Affiliations During
Name and Age                 (Year First Elected)       The Past Five Years
-------------------------    --------------------     -------------------
Heath B. McLendon, 63         Chief Executive         (see table of directors
                               Officer and Chair-               above)
                                man of the Board
                                      (1992)

Jessica M. Bibliowicz, 36     President (1995)       Executive Vice President
                                                     of Smith Barney Inc.;
                                                    Chairman of the Board of
                                                     SBMFM; prior to 1994,
                                                    Director of Sales and
                                                    Marketing for Prudential
                                                   Mutual Funds; prior to
                                                   1991, First Vice President,
                                                    Asset Management Division
                                                     of Shearson Lehman
                                                     Brothers Inc.

                                                   Principal Occupations and
                                  Position           other Affiliations During
Name and Age                (Year First Elected)       The Past Five Years
-------------------------   ---------------------   --------------------------
Lewis E. Daidone, 38        Senior Vice President   Managing Director of Smith
                            and Treasurer (1994)   Barney Inc.; Chief Financial
                                                   Officer and Senior Vice
                                                    President of SBMFM.

Lawrence T. McDermott, 47   Vice President and      Managing Director of SBMFM;
                            Investment Officer      Investment Officer prior
                             (1989)                to July 1993, Managing
                                                   Director of Shearson
                                                    Lehman Advisors.

Christina T. Sydor,         Secretary (1994)        Managing Director of Smith
age 45                                           Barney Inc.; General Counsel
                                                     and Secretary of SBMFM.

     The principal business address of each executive officer of the Fund is 388 Greenwich Street, New York, New York 10013.

     Election of the listed nominees for Director will require the affirmative vote of the plurality of votes cast.

     The Board of Directors, including all of the independent directors, recommends that you vote "FOR" the election of nominees to the Board.

                                   PROPOSAL 2
               RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP
                AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND FOR
                            THE CURRENT FISCAL YEAR

     KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for the fiscal year ending October 31, 1997 by a majority of the independent directors by a vote cast in person, subject to ratification by the shareholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for SBMFM, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, SBMFM, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

     If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholders will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

     The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent Board members, recommends that the shareholders vote "FOR" the ratification of the selection of independent auditors.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Shareholders proposals intended to be presented at the 1998 Annual Meeting of the Shareholders of the Fund must be received by September 1, 1997 to be included in that meeting.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.


                                       By Order of the Board of Directors


                                       Christina T. Sydor
                                       Secretary

MUNICIPAL HIGH INCOME FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Municipal High Income Fund Inc.
(the "Fund"), a Maryland
corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Michael Kocur attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Municipal High Income Fund Inc. to be held at the offices of the Fund, 388 Greenwich Street, New York, New York on February 12, 1997 at 9:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated
January 6, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.    SEE REVERSE SIDE


X  Please vote as in this example
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF DIRECTORS			FOR   	WITHHELD
	Nominees:  Allan J. Bloostein, Martin Brody

___________________________________________________________________________
 For both nominees except as noted above

2.To ratify the selection of KPMG Peat Marwick LLP as	FOR  	AGAINST  ABSTAIN
	independent accountants for the Fund.

 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator,
trustee, guardian or corporate officer, please give your full title.

		Signature: _________________________________________ Date:
		Signature: 						 Date: